UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2020

LIVEXLIVE MEDIA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38249	98-0657263
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9200 Sunset Boulevard, Suite #1201

West Hollywood, CA 90069

(Address of principal executive offices) (Zip Code)

(310) 601-2500

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	LIVX	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 7, 2020, LiveXLive Media, Inc. (the “Company”) entered into a binding Stock Purchase Agreement (the “Agreement”) with Courtside Group, Inc. (d/b/a PodcastOne), a Delaware corporation (“PodcastOne”), LiveXLive PodcastOne, Inc., a Delaware corporation and a wholly owned subsidiary of the Company (the “Buyer”), certain persons who constitute controlling stockholders of PodcastOne (the “Controlling Stockholders”), and Norman Pattiz, as the representative of the persons identified as “Sellers” on the signature pages to the Agreement. At the closing of the transactions contemplated under the Agreement (the “Closing”), the Buyer will acquire 100% of the issued and outstanding equity interests of PodcastOne (the “Acquisition”), and following the Acquisition, PodcastOne will continue as a standalone wholly owned subsidiary of the Buyer and an indirect wholly owned subsidiary of the Company. The Acquisition is expected to close by June 2020.

PodcastOne is a leading subscription and advertiser-supported podcast network home to popular and star-studded podcasts across top genres including sports, comedy, celebrity culture and entertainment. PodcastOne generates over 2.1 billion downloads annually and produces over 350 episodes per week. PodcastOne’s library of over 300 podcasts includes shows from Adam Carolla, A&E’s Cold Case Files, Steve Austin, Shaquille O’Neal, Tip “T.I.” Harris, Dr. Drew, Heather and Terry Dubrow, Chael Sonnen, Kaitlyn Bristowe, LadyGang, Mike Tyson, Rich Eisen, Spencer and Heidi Pratt, Autumn Calabrese, Demi Burnett, Gals on the Go, and many more. PodcastOne is headquartered in Beverly Hills, California.

The Closing is subject to various customary closing conditions and other conditions, including, among others, delivery by the Controlling Stockholders of the Sellers’ remaining signed signature pages and execution of a new employment agreement between PodcastOne and Mr. Pattiz.

At Closing, upon satisfaction of each of the closing conditions set forth in the Agreement, the Company shall issue to the Sellers 5,454,545 shares (the “Initial Shares”) of its common stock, $0.001 par value per share (the “Common Stock”), plus such additional number of shares of Common Stock as would equal to sum of (i) the Estimated Closing Cash, minus (ii) the Estimated Closing Indebtedness, minus (iii) the Estimated Transaction Expenses, plus or minus (iv) the Working Capital Excess or the Working Capital Shortfall, as applicable (each capitalized term as defined in the Agreement), divided by $2.20 (collectively with the Initial Shares, the “Shares”). In addition, if, during the period commencing after May 7, 2020 and ending on the second anniversary of the date of the Closing (the “Closing Date”), for five consecutive trading days the closing market price of Common Stock exceeds $5.00 per share, an additional aggregate payment of $3,000,000 in cash shall be paid to the Sellers in accordance with their respective pro rata percentage, within five business days of the second anniversary of the Closing Date.

Each Seller receiving the Shares will be required to execute a lock-up agreement with the Company (x) prohibiting the transfer or disposition of the Shares for a period of 12 months from the Closing Date (the “Lock-Up Period”), subject to certain customary exceptions, and (y) agreeing to the following trading restrictions. After the expiration of the Lock-Up Period, each Seller shall be permitted to sell such Seller’s Shares subject to a volume sales limitation on each trading day equal to the product of (the “Trading Amount”) (i) the total number of Shares due to such Seller under the Agreement divided by the total number of Shares (the “Ratio”), and (ii) 5% of the average daily trading volume for Common Stock for the preceding 20 consecutive trading days; provided, that in any event, the Trading Amount per trading day shall not be less than the product of (x) 15,000 shares of Common Stock and (y) the Ratio. The Lock-Up Period shall terminate upon the occurrence of either of the following: (i) if Robert S. Ellin, the Company’s Chief Executive Officer and Chairman, is no longer serving as either the Chairman or the Chief Executive Officer of the Company; or (ii) in the event that Mr. Ellin no longer beneficially owns 15% or more of Common Stock. The Sellers shall also receive certain piggyback registration rights to be finalized by the parties before Closing.

The parties to the Agreement made certain representations, warranties and covenants that are customary for transactions of this nature (including exclusivity), agreed to certain indemnification terms as set forth in the Agreement, and agreed to enter into certain agreements in connection with the Acquisition. Effective as of the Closing, (a) the directors of PodcastOne and each subsidiary of PodcastOne will resign immediately prior to the Closing and Buyer shall appoint its own directors, and (b) the officers of PodcastOne and each of its subsidiaries will continue to be the officers of PodcastOne and such subsidiaries, unless otherwise removed at the direction of the Buyer. The Company and PodcastOne have certain customary termination rights as set forth in the Agreement, and either the Company or PodcastOne may terminate the Agreement if the Closing has not occurred on or before July 15, 2020, or such other date as may have been agreed upon in writing by the Company and PodcastOne.

There can be no assurance that the Acquisition will be consummated or as to the date by which the Acquisition may be consummated, if at all.

The foregoing description is a summary only, does not purport to set forth the complete terms of the Agreement and is qualified in its entirety by reference to the Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K (this “Current Report”) and hereby incorporated by reference.

The shares of common stock to be issued by the Company in connection with the transactions contemplated by the Agreement will be issued in a private placement that will rely upon an exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D promulgated thereunder.

Forward-Looking Statements

The Company cautions you that this Current Report contains “forward-looking statements.” Statements in this Current Report that are not purely historical are forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to differ materially from those expressed or implied by such statements, including, without limitation, statements regarding the proposed Acquisition. These factors include risks and uncertainties as to the Company’s reliance on one key customer for a substantial percentage of the Company’s revenue; the Company’s ability to consummate the proposed acquisition of PodcastOne and the timing of the closing of the proposed transaction, including the risks that a condition to closing would not be satisfied within the expected timeframe or at all or that the closing of the proposed acquisition will not occur; the Company’s ability to attract, maintain and increase the number of its users and paid subscribers; identifying, acquiring, securing and developing content; the Company’s ability to successfully implement its growth strategy, including relating to its technology platforms and applications; management’s relationships with industry stakeholders; the outcome(s) of any legal proceedings pending or that may be instituted against the Company and/or its subsidiaries; the Company’s ability to generate sufficient cash flow to make payments on its indebtedness; the effect of the global Covid-19 pandemic; changes in economic conditions; competition; and other risks including, but not limited to, those described in the Company’s Annual Report on Form 10-K, filed with the U.S. Securities and Exchange Commission (the “SEC”) on June 24, 2019, the Company’s Quarterly Report on Form 10-Q, filed with the SEC on February 7, 2020, and the Company’s other filings and submissions with the SEC. These forward-looking statements speak only as of the date hereof and the Company disclaims any obligations to update these statements, except as may be required by law.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 above is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1*	Stock Purchase Agreement, dated as of May 7, 2020, by and among the Company, Courtside Group, Inc., LiveXLive PodcastOne, Inc., the persons identified as “Sellers” on the signature pages thereto, and Norman Pattiz, as the representative of the Sellers.
99.1**	Press release, dated May 8, 2020.

*	Filed herewith.
**	Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIVEXLIVE MEDIA, INC.

Dated: May 8, 2020	By:	/s/ Robert S. Ellin
	Name:	Robert S. Ellin
	Title:	Chief Executive Officer and Chairman of the Board of Directors

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